STERLING CAPITAL CORPORATION

Report for the Year Ended December 31, 1996













OFFICERS



		Walter Scheuer ..........................................
Chairman of the Board of Directors

		Wayne S. Reisner .......................................
President

		Richard Kaufman .......................................
Executive Vice President and Treasurer

		Tracey Schadewald ....................................
Secretary





DIRECTORS



		Jay Eliasberg							   Nathan Kingsley

		Arthur P. Floor						   Archer Scherl

						Walter Scheuer





	                 Transfer Agent and Registrar
                        Custodian



		    Registrar and Transfer Company
    Chase Manhattan Bank

		 	10 Commerce Drive
    4 New York Plaza

		      Cranford, New Jersey 07016		             New York, New
York  10004



			        Auditors   		                                General
Counsel



		       Stavisky, Knittle, Isaacs
                 Skadden, Arps,

		        & Dichek, C.P.A., P.C.
         Slate, Meagher & Flom

		          342 Madison Avenue
           919 Third Avenue

		    New York, New York 10173
New York, New York 10022

STERLING CAPITAL CORPORATION

635 Madison Avenue

New York, N.Y. 10022


					                                   February 20, 1997



To our Shareholders:



	Equity prices again recorded strong gains in 1996 with the S&P 500 Index generating a total return of 23%. This represented the sixth consecutive year of gains and the fourteenth increase in the last fifteen years. Moreover, the combined performance of 1995 and 1996 represented the largest two year increase in stock prices in forty years. Large capitalization issues, benefiting from the increased trend toward indexing portfolios, outperformed smaller capitalization companies as evidenced by the Russell 2000 Index's increase of 13% for 1996. Bond prices did not perform well in 1996 with long-term Government Bonds showing a price decline of 8% for the year and a total return of -1%.



	The economy finished on a strong note with real GDP growth increasing at a 4.7% rate in the fourth quarter. Employment growth was healthy throughout 1996 with average monthly gains of 215,000 jobs. Consumer confidence has also been rising and recently reached a seven year high, and combined with the steady growth in employment, should lead to a continuation of economic growth in 1997. Although the inflation rate as measured by CPI was still relatively modest at 3.3% in 1996 it did increase versus the prior year's level of 2.6%. We would also note that there were some signs of an acceleration in wage rates late in the year as the labor market tightened. Despite the concerns voiced by Federal Reserve Chairman Greenspan in his December 5th speech and his specific mention of both "irrational exuberance" in the financial markets and "unduly escalated asset values", current economic conditions do not appear likely to warrant a near-term change in Federal Reserve Policy.



	The current level of investor enthusiasm for equities and the unusually large flow of capital into stock funds raises a cautionary flag to us since individual investors have not historically demonstrated good timing of their purchases. Cash inflows to equity funds have averaged nearly $20 billion per month over the past year and combined with a high level of corporate buybacks and merger activity, has resulted in a record level of demand for stocks. Moreover, the recent performance of stocks relative to other investments reinforces investor preference for this asset and leads to additional commitments to equities. Although it is unclear what will cause the current attraction to equities to change, the recent rate of price appreciation appears unsustainable and, more importantly, has resulted in stocks becoming overvalued relative to historical benchmarks. As a result, we are maintaining a conservative investment posture with respect to equities and emphasizing purchase of companies selling at lower price-to-earnings multiples and valuations than the overall market in an effort to minimize risk.



	We enclose a report of our Corporation's operations for the year ended December 31, 1996. The net asset value per share of the Corporation's Common Stock as at December 31, 1996 was
$8.15, as compared with its net asset value at December 31, 1995 of $7.07 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.052 per share paid on September 3, 1996 to shareholders of record at the close of business on August 8, 1996, and $.37 per share paid on January 22, 1997 to shareholders of record at the close of business on December 30, 1996. As at February 20, 1997 the unaudited net asset value per share was approximately $8.41.



	As at December 31, 1996 and February 20, 1997 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.125 and $6.75, respectively.
Thus, as at December 31, 1996 and February 20, 1997 the market price for the Corporation's shares represented discounts of approximately 25% and 20%, respectively, from the Corporation's net asset values at such dates.



	Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1996 certain of the Corporation's officer's and directors and their associates have purchased an aggregate of 10,500 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,870,296 shares (74.8% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.

								Very truly yours,


								Wayne S. Reisner

								President

Report of Independent

Certified Public Accountants


To the Board of Directors and Shareholders of

Sterling Capital Corporation


	We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the portfolio of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, as well as the supplementary information, included on page 18, for each of the five years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


	In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 1996, and the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, as well as the supplementary information for each of the five years in the period then ended in conformity with generally accepted accounting principles.


					STAVISKY, KNITTLE, ISAACS & DICHEK, C.P.A., P.C.


New York, N.Y.

February 20, 1997

STERLING CAPITAL CORPORATION

INVESTMENTS IN SECURITIES

As at December 31, 1996


                                        								Number of       Market Value
                                     								    Shares            (Note A)

	Common and Preferred Stocks -  62.15%
	Financial Services and Insurance - 15.93%

	 Chase Manhattan Corp. .................	         7,500		         $670,313
	 American Express Co. .......................... 10,000	    	      565,000
	 Mellon Bank Corp. ............................   6,000		          426,000
	 PartnerRe Ltd............................... 	  10,000		          340,000
	 MBIA, Inc.....................................   3,000		          303,750
	 Fleet Financial Group ......................     5,000		          249,375
	 Norwalk Savings Society ...................     10,000		          233,750
	 Marsh & McLennan Companies, Inc. ...........     2,000	    	      208,000
	 Long Island Bancorp .......................      5,000	    	      175,000
	 Conseco Financing Trust Pfd................      3,000		           75,750
											                                                      $3,246,938

	Real Estate and
 	Real Estate Investment Trusts - 10.59%

   General Growth Properties .................    15,000      	    $483,750
	  Camden Property Trust ....................     15,100    		      432,238
 	 ROC Communities, Inc. ...................      15,000     	      416,250
	  Capstead Mortgage Corp. .................      12,500 	          300,000
   Oasis Residential,Inc..................	       10,000            227,500
 	 Catellus Development Corp. *.........          15,000 	          170,625
 	 Equity Residential Properties Trust Pfd C..     5,000     	      128,750
                                                     											 $2,159,113
	*  Non-income producing security

			The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued

As at December 31, 1996

                                  		   						   Number of      Market Value
                                 							   	     Shares          (Note A)

	Telecommunication and Media - 9.56%

	 BCE, Inc........................               10,000	   	    $477,500
	 Viacom Inc. Cl A *.............	                9,000	         310,500
	 Airtouch Communications Inc.*...               10,000	  	      252,500
	 Cellular Technical Services Inc.*..            10,000	  	      200,000
	 Tele-Communications Inc. Liberty Media "A" *    5,000	         142,813
	 GTE Corp...........................	            3,000		        136,125
	 Tele-Communications Int'l Inc.*..........      10,000  		      132,500
	 SBC Communications Inc. .............           2,500	  	      129,687
	 BellSouth Corp...........................	      2,500		        101,250
	 Tele-Communications Inc. TCI Group A *.. ..     5,000		         65,312
                                                	 	 									 $1,948,187

	Technology -  9.31%

  Network Peripherals, Inc. * ...........        49,500	        $878,625
	 Parkervision Inc. *..................	         33,000		        445,500
	 Avnet, Inc.........................	            5,000		        291,250
	 Xilinx, Inc...........................          5,000		        184,062
  Mentor Graphics Corp. *.............           10,000	 	        97,500
                                                  											 $1,896,937

	Healthcare and Related Services - 3.39%

	 Rhone Poulenc S.A. ADR. ...........            10,227		       $346,440
	 Rhone Poulenc Overseas LTD 8.125%
	   Preferred Series A..................	        10,000         	246,250
	 Cognizant Corp.  .................              3,000		         99,000
                                                 											    $691,690

	Retail - 2.27%

	 Carson Pirie Scott & Co. *.........            10,000	   	    $252,500
	 J C Penny Co., Inc..............	               2,500		        121,875
	 Pier 1 Imports Inc.....................         5,000           88,125
                                                	 										    $462,500

	*  Non-income producing security

			The accompanying notes are an integral part of these statements


STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued

As at December 31, 1996

                                 					     			   Number of      Market Value
                             								             Shares          (Note A)

	Transportation Services - 2.07%

	 Ryder System Inc. ................               15,000	   	    $421,875

	Publishing -  1.98%

 	 K-III Communications Senior
	  Exchangeable Preferred ...........              15,000		       $403,125


	Consumer Goods - 1.84%

	 Kimberly Clark Corp. .............                3,000	   	    $285,750
	 Black & Decker Corp. ............                 3,000		         90,375
                                                   											    $376,125
	Office Equipment and Supplies - 1.56%

	 OfficeMax Inc. *................	                15,000	        $161,250
	 Xerox Corp.....................                   3,000		        157,875
                                                   											    $319,125

	Automotive and Automotive Products - 1.29%

	 Ford Motor Co..................	                  5,000	   	    $161,250
	 Goodyear Tire & Rubber Co. ...                    2,000		        102,750
                                                   											    $264,000
	Oil Services - 0.67%

	 Tidewater Inc........................             3,000		       $135,750

	Metals -  0.61%

	 Asarco, Inc.........................	             5,000	   	    $124,375

   *  Non-income producing security

The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued

As at December 31, 1996



                                		  						Number of              Market Value
                                 			  		    Shares                 (Note A)

	Environmental Services - 0.40%

	 WMX Technologies Inc. ..........           2,500		               $81,250

	Textiles and Apparel - 0.39%

	 Fieldcrest Cannon Inc.* .......            5,000		               $79,375

	Miscellaneous Securities - 0.29%

	 Technology General Corp. *    **.....    292,600		               $58,520

	Total common and preferred stocks  (cost $9,259,920)	         $12,668,885

*  Non-income producing security


** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on December 31, 1996.


The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued

As at December 31, 1996

                                         							    Principal		Market Value
                                        								     Amount     (Note A)

	Commercial Paper - 4.91%

	 Ford Motor Credit Co.
	  5.91% due 1/3/1997                               $500,000	 	   $500,000

 	 General Electric Capital Corporation
	  5.78% due 1/9/1997 ...................            500,000		     500,000

	Total Commercial Paper (cost $1,000,000) ..                    $1,000,000

	Corporate Bonds and Notes - 5.20%

	 ADT Operations Inc. 8.25% debenture
	   due 8/1/2000.. .............................	  $150,000       $156,562
	 Stop and Shop Companies 9.75%
	  senior subordinated note due 2/1/2002 ........   150,000		      167,391
	 Caesar's World 8.875% senior
	  subordinated note due 8/15/2002 .........        200,000	 	     207,500
	 ADT Operations Inc. 9.25% senior
	   subordinated note due 8/1/2003 ...........      250,000		      266,562
	 Kroger Co. 9.75% senior subordinated
	   debenture due 2/15/2004 ................        250,000		      262,891
 	 Other..................................	                            160
	Total corporate bonds and notes
	      (cost $986,875)......................                 			$1,061,066
 	U.S. Government Obligations - 3.65%
	 U.S. Treasury Note 5.125% due 2/28/1998 ....	    $500,000	      $495,625
	 U.S. Treasury Note 5.5% due 2/28/1999 ........	   250,000	       247,650
	Total U.S. Government Obligations (cost $741,953)         				   $743,275


The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued

As at December 31, 1996

                              			      					        Principal   Market Value
                                     								         Amount      (Note A)

	Government Agencies - 6.19%

	 Federal Home Loan Bank
	    6.35% due 6/18/1999 ........                     $250,000		    $252,500
	 Federal Home Loan Mortgage Corp.
	    7.395% due 6/27/2001 ................             200,000		     200,960
	 Federal National Mortgage Association
	    7.1% due 8/8/2001 .................               200,000		     201,875
	 Federal National Mortgage Association
	    7.5% due 6/3/2003 .................               200,000	      201,200
	 Federal National Mortgage Association
	    8% due 6/15/2006 .................                200,000		     202,812
	 Federal Home Loan Mortgage Corp.
	   Step-Up Notes 7.2% due 8/7/2006 ...                200,000		     202,875
	Total Government Agencies (cost $1,249,988)                	 			 $1,262,222
	Total Investments (cost $13,238,736)				                        $16,735,448


The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
STATEMENT OF ASSETS AND LIABILITIES

As at December 31, 1996


ASSETS


	Investment in securities, at value
	(identified cost $13,238,736) (Note A).........................	$16,735,448
	Cash..........................................................	      20,370
	Vista U.S. Government Money Market Fund......................	    4,373,516
	Investment in real estate (cost $100,000).....................       50,000
	Receivables:
		Investment securities sold.....................................     50,625
		Dividends and interest.........................................    119,345
		Other.........................................................	     26,959
	Deferred Pension Costs.........................................      51,033
	Prepaid Insurance.............................................        6,542
	Total assets.................................................	    1,433,838

LIABILITIES
	Distribution payable to shareholders...................	           $925,000
	Payables:
		Investment securities purchased...................                  26,437
		Accrued expenses and other liabilitie.............	                 97,797
	Total liabilities.............................................	  $1,049,234

NET ASSETS

	Common Stock, authorized 10,000,000 shares,
		outstanding 2,500,000 shares, $1 par value each...............	 $2,500,000
	Paid in capital................................................	 17,722,718
	Excess of distributions over accumulated net investment loss.    (6,574,247)
	Excess of net realized gain on investments over distributions..   3,289,421
	Unrealized appreciation of investments.........................	  3,446,712

	Net assets....................................................  $20,384,604

	Net assets per outstanding share.............................	       $8.15

The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


	Investment income and expenses:

		Interest...............................................	$304,561
		Dividends.............................................	  508,502
		Total income........................................ 	   813,063
		Reclassification(1)..................................   (141,977)
	Total income after reclassification.....................	$671,086

	 Expenses (Notes C, D and E):
		Officers' salaries...................................   $148,125
		Pension plan........................................ 	    71,635
		Office salaries..................................... 	    71,410
		Payroll taxes, fees and employee benefits..........	      46,694
		Directors' fees and expenses.......................	      44,061
		Rent and Electric.................................	       26,018
		Equipment rentals.................................	       25,718
		Legal, audit and professional fees................   	    22,323
   		Transfer agent and registrar fees..............	       21,585
		Custodian fees and expenses......................... 	    14,367
		Federal, state and local taxes.....................	      10,115
		Insurance.......................................... 	      7,637
		American Stock Exchange listing fee...............	        7,500
		Miscellaneous.....................................	        5,011
		  Total expenses...................................... 	$522,199
	Net investment income...................................	$148,887

(1) The Corporation received information from the issuer of one of its portfolio holdings that certain amounts received in prior periods and originally recorded as dividend income were, in fact, a return of capital and are being reclassified that way.

(continued)

The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION

STATEMENT OF OPERATIONS-continued

For the year ended December 31, 1996


	Net investment income (from previous page)...............	       $148,887

	Net gain on investments (Notes A and B):
		Realized gain from securities transactions:
		Long transactions:
		  Proceeds from sales..................................	      $8,504,550
		  Cost of securities sold.............................	        7,641,817
		  Net realized gain from long transactions............	         $862,733

		Short sale transactions:
		  Proceeds from securities sold short ...............	           $63,875
		  Cost of securities purchased to cover short sales ..	           57,123
		  Net realized gain from short sale transactions.....	            $6,752

		  Net realized gain...................................          $869,485

		Unrealized appreciation of investments:
		Beginning of period...................................    	    $1,755,049
		End of period............................................	      3,446,712
		Net increase in unrealized appreciation.................	      $1,691,663

	Net realized and unrealized gain on investments............	    $2,561,148

	Net increase in net assets resulting from operations.......	    $2,710,035


The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and December 31, 1995

                                                 		   					Year ended
                                       								    December 31,	December 31,
                                     								           1996	       1995

	From investment activities:
	  Net investment income....................	         $148,887	    $334,614
	  Net realized gain from securities transactions..	   869,485	   1,420,414
	  Net change in unrealized appreciation .......	    1,691,663    1,482,410

	Increase in net assets derived from investment activities
                                                     2,710,035	   3,237,438


	Distributions to shareholders (Note F) .........   (1,055,000)  (1,695,000)

	Net Assets:
	  Beginning of year............................    18,729,569   17,187,131

	  End of year.................................    $20,384,604  $18,729,569


The accompanying notes are an integral part of these statements



STERLING CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS

As at December 31, 1996


Note A - Significant Accounting Policies



	Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.



(1) Security Valuation



	Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.



(2) Federal Income Taxes



	The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.



	The Corporation for the fiscal year ending December 31, 1996 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 1996. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess.
The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

(3) Securities Transactions



	Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.



(4) Distributions to Shareholders



	Dividends to shareholders are recorded on the dividend declaration date.



5) Use of Estimates



	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



Note B - Securities Transactions



	The following summarizes all securities transactions by the Corporation for the year ended

December 31, 1996:



Purchases (includes $10,000,000 of short term corporate
commercial paper).......  $18,988,847

Sales (includes $10,500,000 of short term corporate commercial paper) .............  $19,858,855



	Net gain on investments for the year ended December 31, 1996 was $2,561,148. This amount represents the net increase in value of investments held during the period. The components are as follows:

			Long transactions ............................      $2,554,396
			Short sale transactions .....................            6,752
			Net gain on investments ..................          $2,561,148


	Gross unrealized gains and losses in the Corporation's portfolio of investments amounted to $3,814,267 and $367,555, respectively, as at December 31, 1996.



Note C - Rent



	The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $24,900.
Note D - Other Transactions with Affiliates



	Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 1996 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:



			Officers' salaries.....................................$148,125
			Amount paid or accrued under Pension Plan...........	    25,031
			Directors' fees......................................	   43,500


	Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 1996, Mr. Scheuer and the Corporation paid or accrued approximately $439,000 and $104,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.



Note E - Pension Plan



	The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.



	The following table sets forth the plan's funded status and amounts recognized in the Corporation's statement of assets and liabilities at December 31, 1996:





			Actuarial present value of benefit obligations:
			  Accumulated benefit obligations, including vested
     benefits of $254,581.................................	 ($256,717)

			Projected benefit obligation for service rendered to date (321,008)
			Plan assets at fair value.............................	    227,080
			Projected benefit obligation in excess of plan assets	     (93,928)
			Prior service costs..................................	      44,682
			Unrecognized net loss (gain) from past experience different
			   from that assumed and effect of changes in assumptions  (39,298)
			Unrecognized net transition obligation at January 1, 1996,
			   being recognized over 25 years.....................	    110,118
			Accrued pension expense..............................	      29,459
			Prepaid pension cost included in other assets........	      51,033

			Net pension cost for 1996 included the following components:
			Service cost - benefits earned during the period..........	$41,828
			Interest cost on projected benefit obligation............	  24,045
			Actual return on plan assets.............................	 (16,866)
			Net amortization and deferral...........................	    9,331

			Net periodic pension cost ................................	$58,338


	The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.



Note F- Distributions to Shareholders



	On September 3, 1996 the Corporation paid a cash distribution of $.052 per share to shareholders of record at the close of business on August 8, 1996. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1995 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 1996 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 1995. The Board of Directors determined that of the aggregate amount of the distribution ($130,000), $34,600 be considered a charge on the Corporation's books against net investment income and $95,400 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder





	On January 22, 1997 the Corporation paid a cash distribution of $.37 per share to shareholders of record at the close of
business on December 30, 1996.   The Corporation believes that
the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1996 even though the distribution was paid to shareholders in 1997. The
Board of Directors determined that of the aggregate amount of the distribution ($925,000), $125,000 be considered a charge on the Corporation's books against net investment income and $800,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.



STERLING CAPITAL CORPORATION

SUPPLEMENTARY INFORMATION

As at December 31, 1996


Selected data for each share of capital stock outstanding throughout each year:

				                                           Year Ended December 31
                          							          1996	1995     1994    1993   1992

Investment income ......................  $.27 	$.39    	$.38   	$.36  	$.35
Expenses ...............................   .21   .25	     .28  	  .24 	  .31
Net investment income ...................  .06   .14	     .10  	  .12 	  .04

Distributions of net realized
capital gains ..........................	 (.36) (.53) 	    -	    (.67)	 (.96)

Distributions of net investment income		  (.06) (.15)    (.08)   (.15)    -


Net realized gain (loss) and increase
(decrease) in unrealized appreciation..   1.02	 1.16   	 (.68)   1.08	  .72

Net increase (decrease) in net asset value .66   .62   	 (.66) 	  .38	 (.20)

Net asset value:
   Beginning of period ...........        7.49   6.87  	 7.53  	 7.15  7.35
   End of period  ...............        $8.15  $7.49   $6.87   $7.53 $7.15


Ratio of expenses to average net assets . 2.6%   3.4%  	 3.8%    3.1%   4.0%

Ratio of net investment income to
average net assets .....................  .8%    1.8%  	 1.3%    1.6%    .6%

Portfolio turnover  ...................   57%     51%  	  77%     95%    99%

Number of shares outstanding at end
of year (in 000's)  ...............     2,500   2,500    2,500   2,500  2,500

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